Commitments and Contingencies	3 Months Ended
Mar. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

14. Commitments and Contingencies

Operating Leases

On June 9, 2011, the Company entered into a new lease agreement (the “Lease’) to relocate its corporate headquarters to 60 Cutter Mill Road, Great Neck, New York. The Lease is for a term of five years and two months commencing June 2011 and ending August 2016. The rent increases annually during the term and ranges from approximately $2,800 per month during the first year to approximately $3,200 per month during the fifth year.
At December 31, 2013, approximate future minimum rental, including utilities, payments under these commitments are as follows:

2014	$40,300
2015	41,400
2016	28,100
Total	$109,800
Rent expense, including utilities, was approximately $39,000 and $38,000 in 2013 and 2012, respectively.

Employment Agreements

In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer pursuant to which: (i) Mr. Ran’s employment term renews automatically on June 30th of each year for successive one-year periods unless either party gives to the other written notice at least 180 days prior to June 30th of its intention to terminate the agreement; (ii) Mr. Ran receives an annual base salary of $225,000 and annual bonuses as determined by the Compensation Committee of the Board, in its sole and absolute discretion, and is eligible to participate in all executive benefit plans established and maintained by us; and (iii) Mr. Ran agreed to a one-year non-competition period following the termination of his employment.
For each of the years 2013 and 2012 Mr. Ran received base compensation of $225,000 and a bonus of $65,000, which was approved by the Compensation Committee.

Derivative Action

The Company was sued in 2011 as a nominal defendant in a stockholder derivative action, Alan R. Kahn v. Assaf Ran, et al., Supreme Court of the State of New York, County of Nassau, filed against the members of its Board of Directors. The plaintiff, who asserted that he was a stockholder of the Company at all pertinent times, alleged wrongdoing by the Board in a transaction in which Director and Chief Executive Officer, Assaf Ran, was granted certain shares of the Company’s restricted stock in exchange for giving up his rights in certain options that he had held at the time of the transaction. Plaintiff contended that the Company was harmed by the transaction. The Directors disagreed with the plaintiff’s position that the transaction involved any wrongful conduct or that it harmed the Company in any way. The court dismissed the original complaint, but gave plaintiff leave to file an amended complaint, which the plaintiff did. The defendants moved to dismiss the amended complaint, but before the court ruled on that motion, the parties reached an agreement to settle the action, subject to approval of the court. The terms of the settlement include the Company’s agreement to continue utilizing certain corporate governance matters that the Company had already implemented before the lawsuit was filed and would continue to implement regardless of the settlement agreement, and to pay Plaintiff’s counsel’s fees and expenses in an amount to be determined by the court, which amount shall not exceed $80,000. In addition, Assaf Ran will reiterate his commitment to extend his personal guarantee to the Company for up to $5 million. This commitment was available to the Company prior to the settlement agreement. After the court preliminarily approved the settlement, the Company provided notice of the settlement to stockholders, in order to provide them with an opportunity to object to the settlement if they choose to do so. No stockholders submitted any objections to the settlement. At a final hearing to address the fairness and reasonableness of the settlement held on April 2, 2013, the court approved the settlement, dismissed the action, and awarded plaintiff $80,000 in fees and costs. The fee award has been paid by an officers’ and directors’ liability insurance policy, rather than by the Company. As a result of the court’s ruling, the litigation has been concluded.